UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 19, 2022

CF Industries Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32597	20-2697511
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Parkway North, Suite 400 Deerfield, Illinois	60015
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (847) 405-2400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
common stock, par value $0.01 per share	CF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure.

CF Industries Holdings, Inc. (NYSE:CF) (“CF Holdings” and, together with its subsidiaries, the “Company”) today announced that its wholly owned subsidiary CF Industries, Inc. (“CFI”) is soliciting consents from holders of the outstanding 3.450% Senior Notes due 2023, 4.500% Senior Secured Notes due 2026, 5.150% Senior Notes due 2034, 4.950% Senior Notes due 2043 and 5.375% Senior Notes due 2044 (collectively, the “Notes”) issued by CFI and guaranteed by CF Holdings.

The solicitation of consents from the holders of each series of Notes (each, a “Consent Solicitation” and, collectively, the “Consent Solicitations”) seeks holders’ consent to proposed amendments to the indenture governing such series of Notes (each an “Indenture”). In each case, the proposed amendments would remove CF Holdings’ United Kingdom subsidiaries, through which the Company conducts its U.K. operations, from the definition of “Significant Subsidiary” under the Indenture and from being considered to be part of a group of subsidiaries of CF Holdings that would, taken together, constitute a “Significant Subsidiary” of CF Holdings. The proposed amendments are intended to give the Company additional flexibility with regard to measures that it may take in restructuring the assets and liabilities of its U.K. operations by allowing the Company to consider measures that could, if the proposed amendments were not implemented, give rise to an event of default under the Indentures but that would otherwise be attractive to the Company from a financial or operational point of view.

Notes	CUSIP Number	Principal Amount Outstanding	Consent Fee per $1,000 Principal Amount of Notes
3.450% Senior Notes due 2023	12527G AC7	$500,000,000	$2.00

4.500% Senior Secured Notes due 2026	144A: 12527G AH6 Reg S: U1579L AB5	$750,000,000	$2.00

5.150% Senior Notes due 2034	12527G AF0	$750,000,000	$2.00

4.950% Senior Notes due 2043	12527G AD5	$750,000,000	$2.00

5.375% Senior Notes due 2044	12527G AE3	$750,000,000	$2.00

Each Consent Solicitation will expire at 5:00 p.m., New York City time, on January 27, 2022, or such later date and time to which such Consent Solicitation may be extended from time to time (such date and time with respect to a Consent Solicitation, the “Expiration Time”). As soon as practicable following receipt of the Requisite Consents (as defined below) with respect to a series of Notes, CF Holdings and CFI will execute a supplemental indenture to the Indenture governing such series of Notes containing the proposed amendments, and the proposed amendments will thereupon become effective with respect to such series of Notes (the time of such effectiveness, the “Effective Time”). The proposed amendments will not become operative with respect to a series of Notes, however, unless and until CFI pays the Consent Fee (as defined below) payable pursuant to the applicable Consent Solicitation. With respect to each Consent Solicitation, consents that have been validly delivered may be validly revoked only before the applicable Effective Time.

The consummation of each Consent Solicitation is conditioned on the consummation of the other Consent Solicitations. Each Consent Solicitation is contingent upon the satisfaction of certain other conditions, including, without limitation, the receipt of consents of holders of at least a majority of the aggregate principal amount of the applicable series of Notes outstanding (with respect to each series of Notes, the “Requisite Consents”) to the proposed amendments by the applicable Expiration Time. If the proposed amendments are approved, the amendments will be binding on all holders of the applicable series of Notes, including those holders that did not deliver or revoked their consent, but only holders validly delivering their consent will receive the Consent Fee. If any of the conditions to a Consent Solicitation are not satisfied, CFI is not obligated to accept any consent in such Consent Solicitation. CFI may, in its sole discretion, subject to applicable law, terminate, waive any condition of, extend or amend each Consent Solicitation without terminating, waiving any condition of, extending or amending the other Consent Solicitations.

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The consent fee payable to consenting holders of Notes of a series upon effectiveness of the proposed amendments (the “Consent Fee”) is $2.00 per $1,000 principal amount in the case of each series of Notes. The applicable Consent Fee will be paid to holders of Notes of the applicable series that validly consent and do not revoke such consent before the applicable Expiration Time, subject to satisfaction or waiver of all conditions to the applicable Consent Solicitation. No Consent Fee will be payable with respect to any consents not received before the applicable Expiration Time.

None of CFI, CF Holdings, the solicitation agent for the Consent Solicitations, the information and tabulation agent for the Consent Solicitations, the trustee under the Indentures or any of their respective directors, officers, employees, agents or affiliates makes any recommendation as to whether holders of any series of Notes should consent or refrain from consenting to the proposed amendments.

This communication is not a solicitation of consents with respect to any series of Notes. The Consent Solicitations are being made solely pursuant to a consent solicitation statement, dated January 19, 2022 (the “Consent Solicitation Statement”), that sets forth the complete terms of each Consent Solicitation.

For a complete statement of the terms and conditions of the Consent Solicitations and the proposed amendments, holders of a series of Notes should refer to the Consent Solicitation Statement, which is being sent to holders of each series of Notes.

CFI has retained Goldman Sachs & Co. LLC (“Goldman Sachs”) to act as solicitation agent in connection with the Consent Solicitations. Questions concerning the terms of the Consent Solicitations should be directed to Goldman Sachs at (800) 828-3182 (toll-free) or (212) 902-5962 (collect) or via e-mail at GS-LM-NYC@gs.com.

Requests for assistance in delivering consents or requests for additional copies of the Consent Solicitation Statement should be directed D.F. King & Co., Inc., the information and tabulation agent for the Consent Solicitations, by telephone at (800) 848-3410 (toll-free) or (212) 269-5550 (for banks and brokers only) or by e-mail at cf@dfking.com.

The information set forth herein shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filing.

Forward-Looking Statements

All statements in this communication by CF Holdings, other than those relating to historical facts, are forward-looking statements, including, without limitation, statements with respect to the proposed amendments, the receipt of the Requisite Consents and the outcome of the Consent Solicitations. Forward-looking statements can generally be identified by their use of terms such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “will” or “would” and similar terms and phrases, including references to assumptions. Forward-looking statements are not guarantees of future performance and are subject to a number of assumptions, risks and uncertainties, many of which are beyond the Company’s control, which could cause actual results to differ materially from such statements.

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Important factors that could cause actual results to differ materially from those in the forward-looking statements include, among others, the cyclical nature of the Company’s business and the impact of global supply and demand on the Company’s selling prices; the global commodity nature of the Company’s nitrogen products, the conditions in the international market for nitrogen products, and the intense global competition from other producers; conditions in the United States, Europe and other agricultural areas; the volatility of natural gas prices in North America and Europe; weather conditions; the seasonality of the fertilizer business; the impact of changing market conditions on the Company’s forward sales programs; difficulties in securing the supply and delivery of raw materials, increases in their costs or delays or interruptions in their delivery; reliance on third party providers of transportation services and equipment; risks associated with cyber security; the Company’s reliance on a limited number of key facilities; acts of terrorism and regulations to combat terrorism; risks associated with international operations; the significant risks and hazards involved in producing and handling the Company’s products against which the Company may not be fully insured; the Company’s ability to manage its indebtedness and any additional indebtedness that may be incurred; the Company’s ability to maintain compliance with covenants under its revolving credit agreement and the agreements governing its indebtedness; downgrades of the Company’s credit ratings; risks associated with changes in tax laws and disagreements with taxing authorities; risks involving derivatives and the effectiveness of the Company’s risk measurement and hedging activities; potential liabilities and expenditures related to environmental, health and safety laws and regulations and permitting requirements; regulatory restrictions and requirements related to greenhouse gas emissions; the development and growth of the market for green and blue (low-carbon) ammonia and the risks and uncertainties relating to the development and implementation of the Company’s green and blue (low-carbon) ammonia projects; risks associated with expansions of the Company’s business, including unanticipated adverse consequences and the significant resources that could be required; risks associated with the operation or management of the strategic venture with CHS Inc. (the “CHS Strategic Venture”), risks and uncertainties relating to the market prices of the fertilizer products that are the subject of the supply agreement with CHS Inc. over the life of the supply agreement, and the risk that any challenges related to the CHS Strategic Venture will harm the Company’s other business relationships; and the impact of the novel coronavirus disease 2019 (COVID-19) pandemic, including measures taken by governmental authorities to slow the spread of the virus, on the Company’s business and operations.

More detailed information about factors that may affect the Company’s performance and could cause actual results to differ materially from those in any forward-looking statements may be found in CF Holdings’ filings with the Securities and Exchange Commission (the “SEC”), including CF Holdings’ most recent annual and quarterly reports on Form 10-K and Form 10-Q, which are available in the Investor Relations section of the Company’s web site. It is not possible to predict or identify all risks and uncertainties that might affect the accuracy of CF Holdings’ forward-looking statements and, consequently, its descriptions of such risks and uncertainties should not be considered exhaustive. There is no guarantee that any of the events, plans or goals anticipated by these forward-looking statements will occur, and if any of the events do occur, there is no guarantee what effect they will have on the Company’s business, results of operations, cash flows, financial condition and future prospects. Forward-looking statements are given only as of the date of this communication and CF Holdings disclaims any obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 19, 2022	CF INDUSTRIES HOLDINGS, INC.

	By:	/s/ Christopher D. Bohn
	Name:	Christopher D. Bohn
	Title:	Senior Vice President and Chief Financial Officer